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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                     STOCK PURCHASE AND REDEMPTION AGREEMENT

                                  BY AND AMONG

                          CONVERGENT GROUP CORPORATION,

              CERTAIN SHAREHOLDERS OF CONVERGENT GROUP CORPORATION,

             SCOTT M. SCHLEY, AS THE SHAREHOLDERS' REPRESENTATIVE,

                                       AND

                           THE INVESTORS NAMED HEREIN

                                 AUGUST 13, 1999


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                                TABLE OF CONTENTS

ARTICLE I.....................................................................1

   I.1 Sale and Purchase of Purchased Shares..................................1
   I.2 Redemption of Redeemed Shares..........................................2
   I.3 Consideration..........................................................2
   I.4 Delivery of Purchased Shares...........................................2
   I.5 Delivery of Redeemed Shares............................................2
   I.6 No Other Transaction: Release..........................................2

ARTICLE II RELATED MATTERS....................................................3

   II.1  Stamp and Other Taxes................................................3

ARTICLE III CLOSING...........................................................3

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................3

   IV.1 Authority; Noncontravention; Consents.................................3

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS..................4

   V.1 Title to Shares........................................................4
   V.2 Authority..............................................................4
   V.3 Noncontravention.......................................................4
   V.4 Consents...............................................................5
   V.5 Brokers................................................................5
   V.6 Information Statement, Sufficient Information..........................5

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE INVESTORS....................5

   VI.1 Authority; Noncontravention; Consents.................................5
   VI.2 Brokers...............................................................6

ARTICLE VII CONDUCT AND TRANSACTIONS PRIOR TO THE CLOSING; ADDITIONAL
            AGREEMENTS........................................................6

   VII.1 Affirmative Covenants of the Shareholders............................6
   VII.2 Consents.............................................................8
   VII.3 Public Announcements.................................................8
   VII.4 Shareholders' Representative.........................................8
   VII.5 Release by Shareholders.............................................10

ARTICLE VIII MISCELLANEOUS PROVISIONS........................................11

   VIII.1 Survival of Representations and Warranties.........................11
   VIII.2 Indemnification....................................................11
   VIII.3 Amendment..........................................................11
   VIII.4 Entire Agreement...................................................11
   VIII.5 Severability.......................................................12
   VIII.6 No Third-Party Beneficiaries; Successors and Assigns...............12
   VIII.7 Headings...........................................................12
   VIII.8 Notices............................................................12
   VIII.9 Counterparts.......................................................13
   VIII.10 Governing Law.....................................................13
   VIII.11 Incorporation of Exhibits and Schedules...........................14
   VIII.12 Construction......................................................14
   VIII.13 Non-Merger of Representations and Warranties......................14
   VIII.14 Remedies; Specific Performance....................................14
   VIII.15 Jurisdiction, Etc.................................................14
   VIII.16 Waiver of Jury Trial..............................................15
   VIII.17 Independence of Covenants and Representations and Warranties......15



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                                         STOCK PURCHASE AND REDEMPTION AGREEMENT
                                (as amended, modified or supplemented, this "Agreement"), dated as of August 13, 1999, by and among CONVERGENT GROUP CORPORATION, a Delaware corporation (the "Company"), certain shareholders of the Company listed on the signature pages hereto (the "Shareholders"), Scott M. Schley, solely in his capacity as the Shareholders' Representative and the Investors listed on Schedule I hereto (the "Investors").

                                    RECITALS

        Simultaneously with the execution and delivery of this Agreement, the Company, the Investors and the other parties thereto are consummating the transactions contemplated by that certain Recapitalization Agreement dated of even date (the "Recapitalization Agreement"). As a condition to the Investors' obligations to consummate the transactions contemplated by the Recapitalization Agreement, the Investors desire that the parties hereto execute and deliver this Agreement.

        Prior to the date hereof, the Shareholders have authorized and approved the Company's filing of the Restated Charter.

        NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

I.1 SALE AND PURCHASE OF PURCHASED SHARES.

        (a) Immediately following the effectiveness of the Restated Charter, the Shareholders identified on Schedule II shall exchange certain shares of New Common Stock held by them for an equivalent number of shares of New Series A Preferred Stock, and upon the terms and subject to the conditions set forth herein, at the Closing the Shareholders identified on Schedule II hereto shall, severally but not jointly, sell, transfer, convey and assign to the Investors, that number of shares of New Series A Preferred Stock (the "Purchase") set forth opposite such Shareholder's name on Schedule II (the "Purchased Shares").

        (b) Subject to the terms and conditions hereof, each Investor shall purchase from the Shareholders identified on Schedule II, severally but not jointly, that number of Purchased Shares specified opposite such Investor's name on Schedule I hereto, for an aggregate purchase price for all Investors of $1,552,301 (the "Purchased Shares Consideration").




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I.2     REDEMPTION OF REDEEMED SHARES.

          (a) The Company will have authorized before the Closing the redemption of 1,389,024 shares of New Common Stock.

          (b) Upon the terms and subject to the conditions set forth herein, at the Closing the Shareholders identified on Schedule II hereto shall, severally but not jointly sell, transfer, convey and assign to the Company, and the Company shall redeem and purchase from such Shareholders (the "Redemption"), that number of shares of New Common Stock (the "Redeemed Shares") set forth opposite such Shareholder's name on Schedule II hereto. As payment for the Redeemed Shares, the Company shall pay to the Shareholders by wire transfer or check the amount set forth opposite each such Shareholder's name on Schedule II hereto ($1,512,394 in the aggregate) (the "Redeemed Shares Consideration").

I.3     CONSIDERATION.

          (a) The consideration to be paid to the Shareholders by the Investors or the Company, as the case may be, shall be deemed to be good and sufficient consideration for the Purchased Shares, the Redeemed Shares and the covenants contained in Section 7.1(c) herein.

I.4     DELIVERY OF PURCHASED SHARES.

        At the Closing, in consideration of the Investor's delivery of the Purchased Shares Consideration, each Shareholder shall deliver to the Investors a certificate or certificates representing the Purchased Shares owned by such Shareholder as set forth on Schedule II, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank, sufficient in form and substance to convey to the Investors, good and marketable title to the Purchased Shares free and clear of all Encumbrances.

I.5     DELIVERY OF REDEEMED SHARES.

        At the Closing, in consideration of the Company's delivery of the Redeemed Shares Consideration, each Shareholder shall deliver to the Company a certificate or certificates representing the number of Redeemed Shares being redeemed and purchased from each Shareholder, set forth on Schedule II, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank, sufficient in form and substance to convey to the Company, good and marketable title to the Redeemed Shares free and clear of all Encumbrances.

I.6     NO OTHER TRANSACTIONS; RELEASE.

        Each of the Shareholders party hereto agrees and acknowledges that as a result of the Transactions, certain payments, consideration and benefits are being provided to certain stockholders of the Company but not all stockholders of the Company and that certain stockholders of the Company are receiving different consideration, taken as a whole, for the sale of their shares of capital stock of the Company than other Shareholders are receiving for the sale of their shares of capital stock of the Company. The Shareholders party hereto hereby release the Company, its Subsidiaries and the Investors, their Affiliates, members, partners (including limited



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partners), officers, directors, employees, independent advisors and agents from any claims, Losses, damages or costs arising from the Transactions, including claims, Losses, damages or costs in connection with the fact that certain Shareholders may be, taken as a whole, receiving disparate treatment in connection with the Transactions.

                                   ARTICLE II

                                 RELATED MATTERS

II.1    STAMP AND OTHER TAXES.

        The Company shall pay all stamp, filing and similar Taxes and fees payable with respect to the transactions contemplated by this Agreement.

                                   ARTICLE III

                                     CLOSING

        The closing of the Purchase, the Redemption and the other transactions contemplated hereby (the "Closing") shall take place (a) at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, as promptly as practicable after satisfaction or waiver of the conditions set forth in Article IX in accordance with this Agreement or (b) at such other place, time and date as the Investors and the Company may agree in writing. The date and time of such Closing are referred to herein as the "Closing Date".

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Shareholders as follows:

IV.1    AUTHORITY; NONCONTRAVENTION; CONSENTS.

          (a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company; and this Agreement has been duly and validly executed and delivered by it, and this Agreement is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors rights generally or by general principles of equity.

          (b) Neither the execution, delivery and performance of this Agreement nor the consummation by the Company of the transactions contemplated hereby will
(i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company under any term, condition or



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provision of (x) the Company's certificate or articles of incorporation or bylaws or (y) any Contract to which the Company is a party or by which its properties or assets are bound, (ii) result in any investigatory, remedial or reporting obligation under any environmental and safety requirement or (iii) violate any Laws applicable to the Company or any of its properties.

          (c) Except as is expressly contemplated by this Agreement, no consent, approval, Order or authorization of, registration, declaration or filing with, or notification to any Governmental Entity or any other third party is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                               OF THE SHAREHOLDERS

        Each of the Shareholders represents and warrants severally (as to himself or herself and not as to any other Shareholder) to the Investors and the Company as follows:


V.1     TITLE TO SHARES.

        Such Shareholder is the lawful owner, of record and beneficially, of the shares of Common Stock being sold, transferred, conveyed and assigned by it, him or her hereunder pursuant to each of the Purchase and the Redemption and has good and marketable title to such shares, free and clear of any Encumbrances whatsoever and with no restrictions on the voting rights and other incidents of record and beneficial ownership pertaining thereto. There are no agreements between such Shareholder and any other Person with respect to voting of, or any other matters pertaining to, the capital stock of the Company.

V.2     AUTHORITY.

        Such Shareholder has full and absolute legal right, capacity, power and authority to enter into this Agreement and the Related Documents to which such Shareholder is a party, and this Agreement is, and the Related Documents to which such Shareholder is a party, when executed and delivered by such Shareholder as contemplated hereby, will be, the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors rights generally or by general principles of equity.

V.3     NONCONTRAVENTION.

        Neither the execution, delivery and performance of this Agreement and the Related Documents to which it, he or she is a party nor the consummation of the transactions contemplated hereby or thereby nor compliance by such Shareholder with any of the provisions hereof or thereof will (i) conflict with, or result in any violations of, or cause a default (with or



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without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligations contained in or the loss of any benefit under any term, condition or provision of: (x) such Shareholder's organizational or constating documents or (y) any Contract to which such Shareholder is a party, or by which such Shareholder or any of its, his or her properties may be bound or (ii) violate any Law applicable to such Shareholder or any of its, his or her properties, which in the case of either clause (i) or (ii) could prevent the consummation of the transactions contemplated by this Agreement.

V.4     CONSENTS.

        Except as specified in this Agreement, no Permit, Order, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required in connection with the execution, delivery and performance by such Shareholder of this Agreement and the Related Documents to which he or she is a party or the consummation by such Shareholder of the transactions contemplated hereby or thereby.

V.5     BROKERS.

        Such Shareholder has not employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or the Related Documents.

V.6     INFORMATION STATEMENT; SUFFICIENT INFORMATION.

        Such Shareholder has received and read the Information Statement (the "Information Statement") and has asked such additional questions and received such additional information from the Company relating to the Transactions and other relevant matters (including, without limitation, additional information to verify the accuracy of the information set forth in the Information Statement) as such Shareholder deems necessary in connection with his or her consummation of the transactions contemplated therein and in this Agreement.

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

        Each Investor represents and warrants to the Shareholders severally (as to itself and not as to any other Investor) as follows:

VI.1    AUTHORITY; NONCONTRAVENTION; CONSENTS.

          (a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly authorized by all necessary action on the part of such Investor; and this Agreement has been duly and validly executed and delivered by such Investor and this Agreement is, the valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors rights generally or by general principles of equity.



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          (b) Neither the execution, delivery and performance of this Agreement, nor the consummation by such Investor of the transactions contemplated hereby will (i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of such Investor under any term, condition or provision of (x) such Investor's constating or governing documents or (y) any Contract to which such Investor is a party or by which its properties or assets are bound or (ii) violate any Laws applicable to such Investor.

          (c) No consent, approval, Order or authorization of, registration, declaration or filing with, or notification to any Governmental Entity or any other third party is required in connection with the execution, delivery and performance by such Investor of this Agreement or the consummation of the transactions contemplated hereby.

VI.2    BROKERS.

        Except as set forth on Schedule 6.2 such Investor has not employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VII

                 CONDUCT AND TRANSACTIONS PRIOR TO THE CLOSING;
                              ADDITIONAL AGREEMENTS

VII.1   AFFIRMATIVE COVENANTS OF THE SHAREHOLDERS.

        From and after the Closing Date, each Shareholder:

          (a) shall not disclose or use at any time, either during his or her employment period or thereafter, any Confidential Information of which such Shareholder is or becomes aware, whether or not such information is developed by him or her, except to the extent that such disclosure or use is directly related to and required by such Shareholder's performance of duties assigned to the him or her by the Company or any Subsidiary;

          (b) agrees that all Work Product belongs to the Company or any Subsidiary. Such Shareholder will promptly disclose such Work Product to the Company and perform all actions reasonably requested by the Company (whether during or after the employment period) to establish and confirm such ownership (including, without limitation, the execution and delivery of assignments, consents, powers of attorney and other instruments) and to provide reasonable assistance to the Company or any Subsidiary in connection with the prosecution of any applications for patents, trademarks, trade names, service marks or reissues thereof or in the prosecution or defense of interferences relating to any Work Product;

          (c) acknowledges and agrees with the Company that during the course of such Shareholder's employment with the Company or any Subsidiary, such Shareholder has had and






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will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and its Subsidiaries which relationships constitute goodwill of the Company and its Subsidiaries, and the Company and its Subsidiaries would be irreparably damaged if such Shareholder were to take actions that would damage or misappropriate such goodwill and accordingly agrees as follows:

                (i) Such Shareholder acknowledges that the Company and its Subsidiaries currently conduct the Subject Business throughout the world (the "Territory"). Accordingly, during the Non-Compete Period, such Shareholder shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business in the Territory, whether for or by himself or herself or as an independent contractor, agent, stockholder, partner or joint venturor for any other Person. As used in this Agreement, "Non-Compete Period" means the period beginning on the Closing Date and ending: upon the termination of such shareholder's employment with the Company for any reason. To the extent that the covenant provided for in this Section 7.1(c)(i) may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of this Section 7.1(c)(i), and to add or delete specific words or phrases. This Section 7.1(c)(i) as modified shall then be enforced.

                (ii) Notwithstanding Section 7(c)(i), the aggregate ownership by a Shareholder of no more than two percent (on a fully-diluted basis) of the outstanding equity securities of any Person, which securities are traded on a national or foreign securities exchange, quoted on the NASDAQ Stock Market or other automated quotation system, and which Person competes with the Company (or any part thereof) within the Territory, shall not be deemed to be a violation of Section 7(c)(i). In the event that any Person in which a Shareholder has any financial or other interest directly or indirectly enters into a line of business during the Non-Compete Period that competes with the Company within the Territory, such Shareholder shall divest all of his or her interest (other than as permitted to be held pursuant to the first sentence of this Section 7.1(c)(ii)) in such Person within 15 days after such Person enters into such line of business that competes with the Company within the Territory.

                (iii) Such Shareholder covenants and agrees that during the Non-Compete Period, such Shareholder will not, directly or indirectly, either for himself or herself or for any other Person (A) solicit any employee of the Company or any of its Subsidiaries to terminate his or her employment with the Company or any of its Subsidiaries or employ any such individual during his or her employment with the Company or any of its Subsidiaries and for a period of one year after such individual terminates his or her employment with the Company or any of its Subsidiaries, (B) solicit any customer of the Company or any of its Subsidiaries to purchase products or services of or on behalf of such Shareholder or such other Person that are competitive with the products or services provided by the Company or any of its Subsidiaries, or (c) take any action that may cause injury to the relationships between the Company or any of its Subsidiaries or any of their


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
        employees and any lessor, lessee, vendor, supplier, customer, distributor, employee, consultant or other business associate of the Company or any of its Subsidiaries as such relationship relates to the Company's or any of its Subsidiaries' conduct of their business.

            (d) Such Shareholder understands that the foregoing restrictions may limit his or her ability to earn a livelihood in a business similar to the business of the Company and any of its Subsidiaries, but he or she nevertheless believes that he or she has received and will receive sufficient consideration and other benefits as an employee of the Company and as otherwise provided hereunder to clearly justify such restrictions which, in any event (given his or her education, skills and ability), he or she does not believe would prevent him or her from otherwise earning a living.

            (e) Such Shareholder shall deliver to the Company at the termination of his or her employment period or at any time the Company may request all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product or the Subject Business which he or she may then possess or have under his or her control regardless of the location or form of such material and, if requested by the Company, will provide the Company with written confirmation that all such materials have been delivered to the Company.

VII.2   CONSENTS.

        Each party shall use its best efforts, and the other parties shall cooperate with such efforts, to obtain any consents and approvals of, or effect the notification of or filing with, each Person or authority, whether private or governmental, whose consent or approval is required in order to permit the consummation of the transactions contemplated hereby.

VII.3   PUBLIC ANNOUNCEMENTS.

        Each party agrees that, except (i) as otherwise required by Law (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and
(ii) for disclosure to its respective directors, officers, employees, financial advisors, potential financing sources, legal counsel, independent certified public accountants or other agents, advisors or representatives on a need-to-know basis and with whom such party has a confidential relationship, it will not issue any reports, statements or releases, in each case pertaining to this Agreement, the Related Documents or the transactions contemplated hereby or thereby, without the prior written consent of the Company, the Shareholders' Representative or the Investors, as the case may be, which consent shall not unreasonably be withheld or delayed.

VII.4   SHAREHOLDERS' REPRESENTATIVE.

        The Shareholders agree among themselves (without prejudice to or affecting in any way the rights provided in this Agreement or otherwise to the Company or any Investor) as follows:

            (a) Appointment. The Shareholders, for themselves and their personal representatives and other successors, hereby constitute and appoint Scott M. Schley, as their agent (the "Shareholders' Representative"), with full power and authority, except as otherwise


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expressly provided in this Agreement, in the name of and for and on behalf of the Shareholders, to take all action required or permitted under this Agreement or any of the Related Documents (including, without limitation, the giving and receiving of all accountings, reports, notices, waivers and consents). In the event of the death, physical or mental incapacity or resignation of Scott M. Schley or any successor Shareholders' Representative, the Shareholders Representative as appointed pursuant to the Recapitalization Agreement shall be appointed as the substitute Shareholders' Representative hereunder. The authority conferred under this Section 7.5(a) is an agency coupled with an interest and all authority conferred hereby is irrevocable and not subject to termination by the Shareholders or by the Shareholders' Representative or by operation of Law, whether by the death or incapacity of any Shareholder, the termination of any trust or estate or the occurrence of any other event. If any Shareholder should die or become incapacitated, if any trust or estate should terminate or if any other such event should occur, any action taken by the Shareholders' Representative pursuant to this Section 7.5(a) shall be as valid as if such death or incapacity, termination or other event had not occurred, regardless of whether or not any Person shall have received notice of such death, incapacity, termination or other event.

            (b) Reliance by Shareholders' Representative. The Shareholders' Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to him by any Person or any other evidence deemed by the Shareholders' Representative to be reasonably reliable, and the Shareholders' Representative shall be entitled to act on the advice of counsel selected by him. The Shareholders' Representative shall be fully justified in failing or refusing to take any action under this Agreement unless he shall have received such advice or concurrence of the Shareholders as he deems appropriate or he shall have been expressly indemnified to his satisfaction by the Shareholders severally according to their respective Shareholder Percentages against any and all Liability and expense that the Shareholders' Representative may incur by reason of taking or continuing to take any such action. The Shareholders' Representative shall in all cases be fully protected in acting, or refraining from acting, under this Agreement in accordance with a request of Shareholders whose aggregate Shareholder Percentages equal or exceed 50%, and such request, and any action taken or failure to act pursuant thereto, shall be binding upon all of the Shareholders.

            (c) Expenses of Shareholders' Representative. The Shareholders' Representative shall be entitled to retain counsel and to incur such expenses (including litigation expenses) as the Shareholders' Representative deems to be necessary or appropriate in connection with his performance of his obligations under this Agreement. All such fees and expenses (including reasonable attorneys' fees) incurred by the Shareholders' Representative prior to the Closing shall be borne by the Company, and all such fees and expenses (including reasonable attorneys' fees) incurred by the Shareholders' Representative after the Closing shall be borne by the Shareholders severally according to their respective Shareholder Percentages.

            (d) Indemnification. The Shareholders hereby agree severally to indemnify the Shareholders' Representative (in his capacity as such) ratably according to their respective Shareholder Percentages against, and to hold the Shareholders' Representative (in his capacity as such) harmless from, any and all Liabilities, Losses, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind which may at any time be imposed upon, incurred by or asserted against the Shareholders' Representative in such capacity in any way relating to or arising out of his action or failure to take action pursuant to this Agreement or in connection herewith or therewith in such capacity; provided, however, that no Shareholder shall be liable for the payment of any portion of such Liabilities, Losses, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Shareholders' Representative as determined by a final decision of a court of competent jurisdiction no longer subject to appeal. The agreements in this paragraph shall survive the termination of this Agreement.

            (e) No Personal Liability. Except for liability to the Shareholders resulting solely from his gross negligence or willful misconduct as determined by a final decision of a court of competent jurisdiction no longer subject to appeal, the Shareholders' Representative shall have no liability to any Person as a result of his status as the Shareholders' Representative.

VII.5   RELEASE BY SHAREHOLDERS.

            (a) Anything contained herein to the contrary notwithstanding, upon receipt by each Shareholder of the consideration to be received by such Shareholder pursuant to Section 1., each such Shareholder hereby agrees, solely in his or her capacity as a shareholder of the Company, and not as an employee or in any other capacity, that (without any further action on the part of such Shareholder) the Company (for the benefit of the Company, the Investors and their respective parents, subsidiaries, Affiliates, divisions and predecessors and their past and present directors, officers, employees and agents, and each of their respective successors, heirs, assigns, executors and administrators (collectively, the "Released Persons")) shall be irrevocably released and forever discharged of and from all manner of action and actions, cause and causes of action, suits, rights, debts, dues, sums of money, accounts, bonds, bills, covenants, Contracts, controversies, omissions, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law or in equity which against the Released Persons such Shareholder ever had, now has or which he or it hereafter can, shall or may have, whether known or unknown, suspected or unsuspected, matured or unmatured, fixed or contingent, for, upon or by reason of any matter or cause relating to such Shareholder's interest as a shareholder in the Company and arising at any time on or prior to the Closing, including the consummation of the Transactions.

            (b) Each Shareholder specifically represents and warrants to the Released Persons that he or it has not assigned any such claim set forth in paragraph (a) above, and agrees to indemnify and hold harmless the Released Persons from and against any and all Losses arising from or in any way related to (i) any such assignment, and (ii) any action by any third party arising from or in any way related to the relationship among such Shareholders and the Released Persons, which is the subject of this Section 7.6.

            (c) Covenant Not to Sue. Each Party hereto hereby covenants, that after execution of this Agreement and the consummation of the Transactions, he, she or it shall not commence any action, lawsuit or other Proceeding in law or in equity, or otherwise, based upon any claim, demand, Loss, cause of action or Liability, which is released herein. However, nothing contained herein shall prevents any Party from commencing any action to enforce any breach of any obligation assumed by another Party hereto under this Agreement or the Related Documents

Should any Party, at any time after the Parties execute this Agreement, commence any action, lawsuit or other Proceeding, in law or in equity or otherwise, in breach of the covenant not to sue contained in this Section 7.6(c), such Party shall indemnify and hold harmless the other Parties to such action, lawsuit or other Proceeding from and against any Liability, Loss, cost, expense or judgement arising out of or occasioned by such action, including, but not limited to, the amount or any judgement or settlement entered into in resolution of said action and attorney's fees.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

VIII.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

        All representations and warranties contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement indefinitely.

VIII.2   INDEMNIFICATION.

            (a) Each Shareholder who is receiving any portion of the Redeemed Shares Consideration shall, severally and not jointly, indemnify and hold the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties, covenants, or agreements of such Shareholder contained in this Agreement.

            (b) Each Shareholder who is receiving any portion of the Purchased Shares Consideration shall, severally and not jointly, indemnify and hold the Investors harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties, covenants, or agreements of such Shareholder contained in this Agreement.

VIII.3  AMENDMENT.

        This Agreement may not be amended except by an instrument in writing signed by the Investors' Representative, the Shareholders' Representative and the Company.

VIII.4  ENTIRE AGREEMENT.

        This Agreement and the other agreements and documents referenced herein (including, but not limited to, the Schedules and the Exhibits (in their executed form) attached hereto) contain all of the agreements among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings among the parties with respect thereto (including, but not limited to, the letter of intent dated as of June 23, 1999, as amended, among the Investors' Representative and the Company).

VIII.5  SEVERABILITY.

        It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

VIII.6  NO THIRD-PARTY BENEFICIARIES; SUCCESSORS AND ASSIGNS.

        Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, representatives, heirs and estates, as the case may be. This Agreement shall not be assignable by the Company or the Shareholders without the consent of the Investors' Representative.

VIII.7  HEADINGS.

        Descriptive headings are for convenience only and shall not control or affect in any way the meaning or construction of any provision of this Agreement.

VIII.8  NOTICES.

        All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)   if to the Company or any Shareholder, to:

                             Convergent Group Corporation
                             6200 South Syracuse Way
                             Suite 200
                             Englewood, Colorado 80111
                             Attention: Glenn E. Montgomery


                        with a copy to:

                             Holland & Hart, LLP
                             555 Seventeenth Street
                             Suite 3200
                             Denver, Colorado 80202
                             Attention: Kevin S. Crandell, Esq.
                             if to the Shareholders' Representative:

                             Scott M. Schley
                             15952 Parkside Drive
                             Parker, Colorado 80134

                  (b)   if to any Investor:

                             InSight Capital Partners, III, L.P.
                             527 Madison Avenue
                             10th Floor
                             New York, New York 10022
                             Attention: Jerry Murdock


                        with a copy to:

                             O'Sullivan Graev & Karabell, LLP
                             30 Rockefeller Plaza
                             New York, New York 10112
                             Attention: Ilan S. Nissan, Esq.


All such notices and other communications shall be deemed to have been given and received (d) in the case of personal delivery, on the date of such delivery, (e) in the case of delivery by telecopy, on the date of such delivery, (f) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (g) in the case of mailing, on the third Business Day following such mailing.

VIII.9  COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

VIII.10 GOVERNING LAW.

        This Agreement shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

VIII.11 INCORPORATION OF EXHIBITS AND SCHEDULES.

        The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof. Any disclosure made in any Schedule to this Agreement which should, based on the substance or such disclosure, be applicable to another Schedule to this Agreement shall be deemed to be made with respect to such other Schedule regardless of whether or not a specific reference is made thereto; provided, that the description of such item on a Schedule is such that the Investors can reasonably ascertain that such disclosure relates to such other provision of this Agreement.

VIII.12  CONSTRUCTION.

         Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict constitution shall be applied against any party.

VIII.13 NON-MERGER OF REPRESENTATIONS AND WARRANTIES.

        Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties shall not merge on and shall survive the Closing in accordance with the express terms of this Agreement, notwithstanding the Closing or any investigation made by or on behalf of any party, and shall continue in full force and effect. The Closing shall not prejudice any right of one party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies.

VIII.14 REMEDIES; SPECIFIC PERFORMANCE.

        The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

VIII.15 JURISDICTION, ETC.

            (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any Related Document or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

            (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Related Document in any New York State or federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

VIII.16 WAIVER OF JURY TRIAL.

        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

VIII.17 INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES.

        All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder. The Exhibits and Schedules attached hereto are hereby made part of this Agreement in all respects.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first written above.



                                      CONVERGENT GROUP CORPORATION


                                      By: /s/ GLENN E. MONTGOMERY, JR.
                                          --------------------------------------
                                      Name:   Glenn E. Montgomery, Jr.
                                      Title:  Chief Executive Officer


                                      SHAREHOLDERS' REPRESENTATIVE


                                      By: /s/ SCOTT M. SCHLEY
                                          --------------------------------------
                                          Name:   Scott M. Schley


                                      INVESTORS' REPRESENTATIVE


                                      INSIGHT CAPITAL PARTNERS III, L.P.
                                      (Solely in respect of its obligations
                                      as the Investors' Representative)

                                      By: InSight Venture Associates III, L.L.C.
                                      its General Partner

                                      By: /s/ JERRY MURDOCK
                                          --------------------------------------
                                          Name:
                                          Title:

                                      INVESTORS:


                                      INSIGHT CAPITAL PARTNERS III, L.P.

                                      By: InSight Venture Associates III, L.L.C.
                                      its General Partner


                                      By: /s/ JERRY MURDOCK
                                          ------------------------------------
                                         Name:
                                         Title:



                                      INSIGHT CAPITAL PARTNERS III
                                      (CAYMAN), L.P.

                                      By: InSight Venture Associates III, L.L.C.
                                      its General Partner


                                      By: /s/ JERRY MURDOCK
                                          ------------------------------------
                                          Name:
                                          Title:

                                            INSIGHT CAPITAL PARTNERS III (CO-
                                            INVESTORS), L.P.

                                            By: InSight Venture Associates III,
                                            L.L.C., its General Partner

                                            By: /s/ JERRY MURDOCK
                                               --------------------------------
                                               Name:
                                               Title:


                                            UBS CAPITAL II LLC


                                            By: /s/ [ILLEGIBLE]
                                               --------------------------------
                                               Name:
                                               Title:

                                            By: /s/ [ILLEGIBLE]
                                               --------------------------------
                                               Name:
                                               Title:


                                            WI SOFTWARE INVESTORS LLC

                                            By: Wexford Management LLC, its
                                            investment manager


                                            By: /s/ ROBERT HOLTZ
                                               --------------------------------
                                               Name: Robert Holtz
                                               Title: Vice President


                                            IMPRIMIS SB LP

                                            By: Imprimis GP LLC, its General
                                            Partner

                                            By: /s/ ROBERT HOLTZ
                                               --------------------------------
                                               Name: Robert Holtz
                                               Title: Vice President

                                GS PRIVATE EQUITY PARTNERS II, L.P.

                                By: GS PEP II Advisors, L.L.C., General Partner
                                By: GSAM Gen-Par, L.L.C., Managing Member


                                By: /s/ DAVID B. FORD
                                    ---------------------------
                                        Name:  David B. Ford
                                        Title: Director


                                GS PRIVATE EQUITY PARTNERS II
                                OFFSHORE, L.P.

                                By: GS PEP II Offshore Advisors, Inc., General Partner


                                By: /s/ DAVID B. FORD
                                    --------------------------
                                        Name:  David B. Ford
                                        Title: Director


                                GS PRIVATE EQUITY PARTNERS III, L.P.

                                By: GS PEP III Advisors, L.L.C., General Partner
                                By: GSAM Gen-Par, L.L.C., Managing Member


                                By: /s/ DAVID B. FORD
                                    --------------------------
                                        Name:  David B. Ford
                                        Title: Director


                                GS PRIVATE EQUITY PARTNERS III
                                OFFSHORE, L.P.

                                By: GS PEP III Offshore Advisors, Inc., General Partner


                                By: /s/ DAVID B. FORD
                                    --------------------------
                                        Name:  David B. Ford
                                        Title: Director

                                       NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                                       By: GS PEP Offshore Advisors (NBK), Inc.,
                                       General Partner

                                       By: /s/ DAVID B. FORD
                                           --------------------------
                                           Name: David B. Ford
                                           Title: Director





                                           --------------------------
                                           Stephen Friedman



                                           --------------------------
                                           Charles A. Davis

                                       NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                                       By: GS PEP Offshore Advisors (NBK), Inc.,
                                           General Partner


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                             /s/ STEPHEN FRIEDMAN
                                        ------------------------------------
                                        Stephen Friedman



        [SIGNATURE PAGE TO THE STOCK PURCHASE AND REDEMPTION AGREEMENT]

                              SHAREHOLDERS:


                              Stock Purchase Redemption Agreement


                              Name of Shareholder James E. Hargis
                                                  ------------------------------
                              Signature of Shareholder /s/ James E. Hargis
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:


                              Stock Purchase Redemption Agreement


                              Name of Shareholder Thomas W. Bannon
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas W. Bannon
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:


                              Stock Purchase Redemption Agreement


                              Name of Shareholder Jeremy Bisset
                                                  ------------------------------
                              Signature of Shareholder /s/ Jeremy Bisset
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Kern Blackburn
                                                  ------------------------------
                              Signature of Shareholder /s/ Kern Blackburn
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Charles Blanks
                                                  ------------------------------
                              Signature of Shareholder /s/ Charles Blanks
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Jeffrey Boevingloh
                                                  ------------------------------
                              Signature of Shareholder /s/ Jeffrey Boevingloh
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder David Bowman
                                                  ------------------------------
                              Signature of Shareholder /s/ David Bowman
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder David Breining
                                                  ------------------------------
                              Signature of Shareholder /s/ David Breining
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Kathryn A. Broderick
                                                  ------------------------------
                              Signature of Shareholder /s/ Kathryn A. Broderick
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Susan Chamberlain
                                                  ------------------------------
                              Signature of Shareholder /s/ Susan Chamberlain
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Thomas E. VanDenover
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas E. VanDenover
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Stewart Cooper
                                                  ------------------------------
                              Signature of Shareholder /s/ Stewart Cooper
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Ruth Craven
                                                  ------------------------------
                              Signature of Shareholder /s/ Ruth Craven
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Loretta L. Davis
                                                  ------------------------------
                              Signature of Shareholder /s/ Loretta L. Davis
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Dale Frazier
                                                  ------------------------------
                              Signature of Shareholder /s/ Dale Frazier
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Andrew D. Gay
                                                  ------------------------------
                              Signature of Shareholder /s/ Andrew D. Gay
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Pat Giarritano
                                                  ------------------------------
                              Signature of Shareholder /s/ Pat Giarritano
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Glenn Goodrich
                                                  ------------------------------
                              Signature of Shareholder /s/ Glenn Goodrich
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Adley D. Harms
                                                  ------------------------------
                              Signature of Shareholder /s/ Adley D. Harms
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Thomas K. Helmer
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas K. Helmer
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Victor R. Huston
                                                  ------------------------------
                              Signature of Shareholder /s/ Victor R. Huston
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder David Jones
                                                  ------------------------------
                              Signature of Shareholder /s/ David Jones
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Jim Jones
                                                  ------------------------------
                              Signature of Shareholder /s/ Jim Jones
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Ginger Juhl
                                                  ------------------------------
                              Signature of Shareholder /s/ Ginger Juhl
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder James Keane
                                                  ------------------------------
                              Signature of Shareholder /s/ James Keane
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Cordelia S. Kirby
                                                  ------------------------------
                              Signature of Shareholder /s/ Cordelia S. Kirby
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Jennifer Krabbenhoeft
                                                  ------------------------------
                              Signature of Shareholder /s/ Jennifer Krabbenhoeft
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder David Kussie
                                                  ------------------------------
                              Signature of Shareholder /s/ David Kussie
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Chris Lewis
                                                  ------------------------------
                              Signature of Shareholder /s/ Chris Lewis
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Thomas E. Lonski
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas E. Lonski
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Brian Martin
                                                  ------------------------------
                              Signature of Shareholder /s/ Brian Martin
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Kathy McAllister
                                                  ------------------------------
                              Signature of Shareholder /s/ Kathy McAllister
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Mark Merrymah
                                                  ------------------------------
                              Signature of Shareholder /s/ Mark Merrymah
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Paul Newell
                                                  ------------------------------
                              Signature of Shareholder /s/ Paul Newell
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Patrick Noonan
                                                  ------------------------------
                              Signature of Shareholder /s/ Patrick Noonan
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Milton Omoto
                                                  ------------------------------
                              Signature of Shareholder /s/ Milton Omoto
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Roland J. Pate
                                                  ------------------------------
                              Signature of Shareholder /s/ Roland J. Pate
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Mike Peterson
                                                  ------------------------------
                              Signature of Shareholder /s/ Mike Peterson
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Vicky Pierce
                                                  ------------------------------
                              Signature of Shareholder /s/ Vicky Pierce
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Mark Post
                                                  ------------------------------
                              Signature of Shareholder /s/ Mark Post
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Cory Probasco
                                                  ------------------------------
                              Signature of Shareholder /s/ Cory Probasco
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Gayle F. Robinson
                                                  ------------------------------
                              Signature of Shareholder /s/ Gayle F. Robinson
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Martha Sievert
                                                  ------------------------------
                              Signature of Shareholder /s/ Martha Sievert
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder John Sullivan
                                                  ------------------------------
                              Signature of Shareholder /s/ John Sullivan
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Michael Tao
                                                  ------------------------------
                              Signature of Shareholder /s/ Michael Tao
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Randall D. Tidd
                                                  ------------------------------
                              Signature of Shareholder /s/ Randall D. Tidd
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Hahn Tram
                                                  ------------------------------
                              Signature of Shareholder /s/ Hahn Tram
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Martin Walls
                                                  ------------------------------
                              Signature of Shareholder /s/ Martin Walls
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Roger Wielgus
                                                  ------------------------------
                              Signature of Shareholder /s/ Roger Wielgus
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Paul J. Yarka
                                                  ------------------------------
                              Signature of Shareholder /s/ Paul J. Yarka
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Terry L. Yaryan
                                                  ------------------------------
                              Signature of Shareholder /s/ Terry L. Yaryan
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Richard G. Godin
                                                  ------------------------------
                              Signature of Shareholder /s/ Richard G. Godin
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Mark Epstein
                                                  ------------------------------
                              Signature of Shareholder /s/ Mark Epstein
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Thomas E. VanDenover
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas E. VanDenover
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Bart E. Elliott
                                                  ------------------------------
                              Signature of Shareholder /s/ Bart E. Elliott
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Barry J. Kemble
                                                  ------------------------------
                              Signature of Shareholder /s/ Barry J. Kemble
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Eugene P. Kindrachuk
                                                  ------------------------------
                              Signature of Shareholder /s/ Eugene P. Kindrachuk
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Dean A. Zastava
                                                  ------------------------------
                              Signature of Shareholder /s/ A. Zastava
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder John A. Ramseur
                                                  ------------------------------
                              Signature of Shareholder /s/ John A. Ramseur
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Richard Leeser
                                                  ------------------------------
                              Signature of Shareholder /s/ Richard Leeser
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Terence R. Burns
                                                  ------------------------------
                              Signature of Shareholder /s/ Terence R. Burns
                                                       -------------------------
                              Date
                                  ----------------------------------------------


                              SHAREHOLDERS:

                              Stock Purchase Redemption Agreement

                              Name of Shareholder Thomas E. VanDenover
                                                  ------------------------------
                              Signature of Shareholder /s/ Thomas E. VanDenover
                                                       -------------------------
                              Date
                                  ----------------------------------------------

                                                                     ANNEX I

                                   DEFINITIONS

        The following terms used in this Agreement shall have the following respective meanings:

        "Affiliate" means, with respect to any Person, (i) a director, officer or stockholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person), or (iii) any other Person that, directly or indirectly through one or more intermediaries, controls, or is Controlled by, or is under common Control with, such Person.

        "Agreement" has the meaning set forth in the caption.

        "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.

        "Closing Date" has the meaning set forth in Article III.

        "Closing" has the meaning set forth in Article III.

        "Common Stock" means the common stock of the Company, $0.01 par value per share.

        "Company" has the meaning set forth in the caption.

        "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or any of its Subsidiaries in connection with the Subject Business, including, but not limited to, (i) information, observations, procedures and data obtained by any Shareholder while employed by the Company or any Subsidiary (including those obtained prior to the date of this Agreement) concerning the business or affairs of the Company or any Subsidiaries, (ii) products or services, (iii) costs and pricing structures, (iv) analyses, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and customer lists, (xii) other copyrightable works, (xiii) all production methods, processes, technology and trade secrets, and (xiv) all similar and related information in whatever form. Confidential information will not include any information that has ever been published in a form generally available to the public prior to date any Shareholder proposes to disclose or use such information. Confidential information will not be deemed to have been published merely because individual portions of the information have been published, but only if all material features comprising such information have been published in combination.

        "Contract" means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order or other agreement, instrument, permit, concession, franchise or license.

        "Control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Encumbrances" means and includes security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

        "Governmental Entity" means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, federal, state, provincial or local.

        "Imprimis" means Imprimis SB LP, a Delaware limited partnership.

        "InSight" means InSight Capital Partners III, L.P., a Delaware limited partnership.

        "InSight Cayman" means InSight Capital Partners III (Cayman), L.P., a company of limited liability under the law of the Cayman Islands.

        "InSight Co-Investor" means InSight Capital Partners III (Co-Investor), L.P., a Delaware limited partnership.

        "Investors" has the meaning set forth in the caption.

        "Investors' Representative" means Insight.

        "Law" means all international, European Union, national, federal, state or local laws (both common and statute law and civil and criminal law) and all subordinated legislation and regulatory codes of practice (including without limitation, statutory instruments, guidance notes, circulars, directives, decisions, rules, regulations, treaties and conventions) or Order of any Governmental Entity.

        "Liability" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

        "Losses" means any and all losses, claims, shortages, damages, liabilities, expenses (including reasonable attorneys' and accountants' and other professionals' fees), assessments, Tax deficiencies and Taxes (including interest or penalties thereon) arising from or in connection with any such matter that is the subject of indemnification under Article VIII.

        "New Common Stock" means the Company's common stock, $0.001 par value, created in the Restated Charter.

        "New Series A Preferred Stock" means the Company's Series A Convertible Participating Preferred Stock, $0.001 par value per share, having the rights, privileges and preferences set forth in the Restated Charter.

        "Non-Compete Period" has the meaning set forth in Section 7.l(c)(i).

        "Orders" means judgments, writs, decrees, compliance agreements, injunctions or orders of any Governmental Entity or arbitrator.

        "Party" means any party to this Agreement now, or by amendment.

        "Permits" means all permits, licenses, authorizations, registrations, franchises, approvals, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

        "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity (or any department, agency or political subdivision thereof).

        "Potential Transaction" has the meaning set forth in Section 7.4.

         "Purchase" has the meaning set forth in Section 1.1(a).

         "Purchased Shares" has the meaning set forth in Section 1.1(a).

         "Purchased Shares Consideration" has the meaning set forth in Section 1.1(b).

         "Redeemed Shares Consideration" has the meaning set forth in Section 1.2(b).

         "Redeemed Shares" has the meaning set forth in Section 1.2(b).

         "Redemption" has the meaning set forth in Section 1.2(b).

        "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Closing Date among the Company, the Investors and the other parties thereto.

        "Related Documents" means the Shareholders' Agreement, the Employment Agreements, the Registration Rights Agreement and the Restated Charter.

        "Released Persons" has the meaning set forth in Section 7.6.

        "Restated Charter" means the Company's Restated Certificate of Incorporation.

        "Shareholders" has the meaning set forth in the caption.

        "Shareholders' Agreement" means the Shareholders' Agreement dated as of the Closing Date among the Company, the Investors and the other parties thereto.

        "Shareholders' Percentages" means such shareholder's pro rata portion of the Common Stock.

        "Shareholders' Representative" has the meaning set forth in Section 7.5(a).

        "Subject Business" means consulting and software integration services to the utility industry, state and local governments and other Persons or entities.

        "Subsidiary" means, with respect to any Person, any other Person of which the securities having a majority of the ordinary voting power in electing the board of directors (or other governing body), at the time as of which any determination is being made, are owned by such first Person either directly or through one or more of its Subsidiaries.

        "Taxes" means, with respect to any Person, (i) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, capital and transfer, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax, surtaxes and other additional amounts imposed by any taxing authority (domestic or foreign) on such entity (if any) and (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable Law) of another entity or a member of an affiliated or combined group.

        "Territory" has the meaning set forth in Section 7.1(c)(i).

        "Transactions" means the transactions relating to the recapitalization of the Company, as the same are described in the Information Statement.

        "UBS" means UBS Capital II LLC, a Delaware limited liability company.

        "WISI" means WI Software Investors LLC, a Delaware limited liability company.

        "Work Product" shall mean all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, tradenames, logos and all similar or related information (whether patentable or unpatentable) which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Shareholder (whether or not during usual business hours and whether or not alone or in conjunction with any other Person) while employed by the Company (including those conceived, developed or made prior to the date of this Agreement) together with all patent application, letters patent, trademark, tradename and service mark application or registrations, copyrights and reissues thereof that may be granted for or upon any of the foregoing.

                                  SCHEDULE 6.2
                                  ------------

                               INVESTORS' BROKERS



None.

                                    SCHEDULE I
--------------------------------------------------------------------------------
                               LIST OF INVESTORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SHARES                       PURCHASED SHARES
                              PURCHASED FROM                     CONSIDERATION
   INVESTOR                    SHAREHOLDERS                          PAID
--------------             ---------------------               -----------------
InSight                            1,003,727                       $   1,089,010
                                   ---------                       -------------
InSight Cayman                       427,009                       $     463,291
                                   ---------                       -------------
Total                              1,430,736                       $1,552,301.00
                                   ---------                       -------------

                            Common           New Preferred
                            Shares              Shares                  Purchase          Redeemed          Redemption
Shareholder                Exchanged          Received(1)                 Price            Shares              Price
-----------                ---------         -------------              --------          ---------         ----------
EAS Trust                  196,319               196,319                $213,000

RBS Trust                  196,319               196,319                $213,000

James E. Hargis            211,342               211,342                $229,299

Richard G. Godin            56,100                56,100                $ 60,867

Barry J. Kemble            102,974               102,974                $111,723

Bart E. Elliott             98,360                98,360                $106,717

Thomas E. VanDenover        73,632                73,632                $ 79,888

Eugene P. Kindrachuk        48,718                48,718                $ 52,858

Dean A. Zastava             48,718                48,718                $ 52,858

John A. Ramseur            376,383               376,383                $408,364

Terrence R. Burns           19,142                19,142                $ 20,768

Richard J. Leeser              766                   766                $    831

Eric E. Westover             1,963                 1,963                $  2,130

Tom Bannon                                                                                54,775            $59,640

Jeremy Bisset                                                                             18,831            $20,503

Kern Blackburn                                                                             1,901            $ 2,070

Charles R. Blanks                                                                          5,869            $ 6,390

Jeff Boevingloh                                                                              978            $ 1,065

David Bowman                                                                              19,562            $21,300

David Breining                                                                             1,901            $ 2,070

Kathy Broderick                                                                            3,912            $ 4,260

Chris Cushenberry                                                                          1,588            $ 1,730

Loretta L. Davis                                                                           9,441            $10,279

Bart E. Elliot                                                                            49,521            $53,919

Greg Foster                                                                               66,512            $72,420

Dale Frazier                                                                              22,008            $23,963


------------------------
(1) All new Preferred Shares received upon exchange for Common Shares are being sold to the Investors for the Purchase Price set forth in the adjacent column.

                                 COMMON       NEW PREFERRED
                                 SHARES          SHARES          PURCHASE        REDEEMED       REDEMPTION
SHAREHOLDER                    EXCHANGED       RECEIVED(1)        PRICE           SHARES          PRICE
-----------                    ---------      -------------      --------        --------       ----------

Andrew D. Gay                                                                    42,302          $46,059

Pat Giarritano                                                                      978           $1,065

Glenn Goodrich                                                                    1,588           $1,730

Adley D. Harms                                                                   12,594          $13,713

Ken Heitman                                                                      16,507          $17,973

Thomas K. Helmer                                                                 23,596          $25,692

Randy Huston                                                                     19,562          $21,300

Jason Ihaia                                                                       1,565           $1,704

David W. Jones                                                                    2,543           $2,769

Jim Jones                                                                           978           $1,065

Ginger L. Juhl                                                                   35,212          $38,340

James Keane                                                                      39,125          $42,600

Barry J. Kemble                                                                  39,371          $42,868

Eugene P. Kindrachuk                                                             32,278          $35,145

Cordelia S. Kirby                                                                 5,501           $5,990

James Kling                                                                       3,912           $4,260

Jennifer Krabbenhoeft                                                            13,083          $14,245

Chris Lewis                                                                       9,781          $10,650

Thomas E. Lonski                                                                 20,419          $22,233

Brian Martin                                                                     11,737          $12,780

Kathy McAllister                                                                  5,869           $6,390

Mark Merryman                                                                     1,956           $2,130

Paul Newell                                                                       9,781          $10,650

Patrick J. Noonan                                                                14,429          $15,711

Milton Y. Omoto                                                                   9,586          $10,437

Rolland J. Pate                                                                  18,831          $20,503

Tim Peach                                                                        65,534          $71,355

Mike Peterson                                                                       978           $1,065

Mark Post                                                                         5,869           $6,390

Vicky Pierce                                                                      1,956           $2,130

Bob Preis                                                                         1,956           $2,130



                                Common       New Preferred
                                Shares          Shares            Purchase       Redeemed      Redemption
Shareholder                    Exchanged      Received(1)          Price          Shares         Price
-----------                    ---------     -------------        --------       --------      ----------
Gayle F. Robinson                                                                 1,588           $1,730

Charles M. Scott                                                                 11,006          $11,983

Martha Sievert                                                                    1,956           $2,130

John Sullivan                                                                     7,848           $8,546

Michael Tao                                                                      31,300          $34,080

Randall D. Tidd                                                                  47,196          $51,388

Hahn Tram                                                                        13,694          $14,910

Thomas E. VanDenover                                                            145,533         $158,459

Martin Walls                                                                     50,620          $55,116

Eric Westover                                                                    11,370          $12,380

Roger Wielgus                                                                     1,588           $1,730

Paul J. Yarka                                                                    27,387          $29,820

Terry L. Yaryan                                                                 275,636         $300,117

Dean A. Zastava                                                                  19,684          $21,432

Minjian Zhou                                                                        782             $852

Adam Sicker                                                                           0               $0

Jay Lasiter                                                                       1,956           $2,130

Steve Brown                                                                       3,912           $4,260

Ruth Craven                                                                       1,956           $2,130

Stewart Cooper                                                                    1,956           $2,130

Cory Probasco                                                                     1,956           $2,130

David Kussie                                                                      1,956           $2,130

Susan Chamberlain                                                                 1,956           $2,310

TOTALS                         1,430,736       1,430,736     $1,552,301       1,389,024       $1,512,394

                              INDEX OF ATTACHMENTS
                              --------------------

Exhibit A                Information Statement

Annex I                  Definitions

Schedule I               Investors

Schedule II              Shareholders